31 de Julio del 2014

Feadar S.A

Ruta 22 y Luis Toschi

(8324) Cipolletti

Rio Negro

Argentina

Ref.: Orden de Compra NY-00001_14

De nuestra consideratión:

Me dirijo a ustedes en mi carácter de representante legal de VIKING ROCK AS, una sociedad registrada bajo las leyes de Noruega (“Viking”), y que se encuentra en proceso de registro como Sucursal Argentina ante el Registro Público de Comercio de la Ciudad Autónoma de Buenos Aires, Inspección General de Justica, con domicilio en Uruguay 1134, 1° Piso.

Por media de la presente, solicitamos a Uds. comprar los productos que se detallan en el Anexo I, de acuerdo a los términos y condiciones que se detallan en el Anexo II, ambos adjuntos a la presente.

De ser aceptada esta orden de compra por ustedes en las condiciones y con el alcance mencionado antefiormente, reflejará el entendimiento entre Viking y ustedes.

Atentamente,

VIKING ROCK AS, Sucursal Argentina

/s/ Ernesto Sotomayor
Ernesto Sotomayor

Brendehaugen 20, 6065 Ulsteinvik 1816 Ulstein, Norway

Anexo I

Orden de Compra NY-00001_14

Productos

Cantidad	Descripción	Precio	Total

2	CHASIS CON CABINA MARCA SCANIA, MODEL° P410 CB6X4, 0 KM, AÑO 2014, CABINA CP19, CON UN DORMITORIO, CON MOTOR DIESEL SEIS CILINDROS, TURBO INTERCOOLER DE 410 CV, 1NYECCIÓN ELECTRÓNICA, NIVEL DE EMISION EURO 3, DOBLE DIFERENCIAL CON TUBOS REDUCTORES, CAPACIDAD DE TRACCION DE HASTA 150 TN, TRABA EN DIFERENCIALES, SUSPENSION DELANTERA PARA 9000 KGS CON ELASTICOS TRAPEZOIDALES Y AMORTIGUADORES DE DOBLE EFECTO, SUSPENSION TRASERA A ELAST1COS TRAPEZOIDALES PARA 32000KGS, DISTANCIA ENTRE EJES 4900 MM, CAJA DE CAMBIOS GRS905 DE 14 MARCHAS HACIA ADELANTE (12 DE CARRETERA Y 2 SUPERLENTAS)Y 2 MARCHA ATRÁS, FRENOS TOTALMENTE NEUMATICOS CON 4 CIRCUITOS INDEPENDIENTES, REFRIGERADOR DE ACEITE DE CAJA DE CAM BIOS, CHASIS CON BASTIDORES DOBLES, LIMPIAFAROS DELANTERO, TAPIZADOS EN VINILO, C1ERRE CENTRALIZADO, FRENTE OFF ROAD, DOS TANQUE DE COMBUSTIBLE DE ALUMINIO LADO DERECHO 300 LADO IZQUIERDO 150LTRS, CALENTADOR DE COMBUSTIBLE, TOMA DE FUERZA, TACOGRAFO PARA 7 DIAS, LEVANTAVIDRIOS ELECTRICOS AMBAS PUERTAS, RADIO AM/FM C/CD MP3 CON COMAN DOS EN VOLANTE, CONTROL DE VELOCIDAD CRUCERO EN VOLANTE, AIRE ACONDICIONADO, ASIENTO DEL CONDUCTOR CON SUSPENSION NEUMATICA, ALARMA DE MARCHA ATRÁS, CORTE GENERAL DE CORRIENTE, CONECTORES Y DEMAS EQUIPAMIENTO DE FABRICA.	USD 165.450,00 C/U	USD 330.900,00

Cantidad	Descripción	Precio	Total

13	CHASIS CON CABINA FRONTAL BAJA, CP19 CON DORMITORIO, MARCA SCAN IA, COLOR BLANCO, MODELO P410 CA 6X4, OKM, CON MOTOR DIESEL SEIS CILINDROS, TURBO INTERCOOLER DE 410 CV DIN, INYECCION ELECTRÓNICA CON INYECTOR BOMBA, NIVEL DE EMISION EURO 3, DOBLE DIFERENCIAL, CON CUBOS REDUCTORES, CAPACIDAD DE TRACCION DE HASTA 150 TN, TRABA DE DIFERENCIALES, SUSPENSION DELANTERA PARA 9000 KGS CON ELASTICOS TRAPEZOIDALES Y AMORTIGUADORES DE DOBLE EFECTO, SUSPENSION TRASERA A ELASTICOS TRAPEZOIDALES PARA 32000 KGS., DISTANCIA ENTRE EJES 3100 MM, CAJA DE CAMBIOS GRS900 DE 14 MARCHAS HADA ADELANTE (12 DE CARRETERA Y 2 SUPERLENTAS) Y 2 MARCHA ATRÁS, FREANOS TOTALmENTE NEUMATICOS CON 4 CIRCUITOS INDEPENDIENTES, REFRIGERADOR DE ACEITE DE CAJA DE CAM BIOS, CHASIS CON BASTIDORES DOBLES, DOS TANQUES DE COMBUSTIBLE DE 300 LTS, TACOGRAFO PARA 7 DIAS, LEVANTAVIDRIOS ELECTRICOS AMBAS PUERATS, CORTINAS DE PARABRISAS Y PUERTAS, RADIO AM/FM C/CD MP3 CON COMANDO EN EL VOLANTE, CONTROL DE VELOCIDAD CRUCERO EN VOLANTE, AIRE ACONDICIONADO, ASIENTO DEL CONDUCTOR CON SUSPENSION NUEUMATICA, CORTE GENERAL DE CORRIENTE, PARAGOLPES DELANTERO DE ACERO, PARRILLA OFF ROAD Y GUARDABARROS TRASERO, PLATO DE ENGANCHE PARA PERNO DE 2”, CONECTORES Y DEMAS EQUIPAMIENTO ORIGINAL DE FABRICA	USD 159.986,00 C/U	USD 2.079.818,00

15	TOMA DE FUERZA EG66F	USD 982,00 C/U	USD 14.730,00

15	SUSPENSION NEUMATICA TRASERA	USD 2.550,00 C/U	USD 38.250,00

Cantidad	Descripción	Precio	Total

13	POR LA PROVISION Y MONTAJE DE 1 ESTRUCTURA ANTIVUELCO EN CAÑO ESTRUCTURAL DE 114 DE DIAMETRO X 4.75MM DE ESPESOR, SOLDADO A UNA PLATINA ABULONADA DE CHAPA DE 5/16” DE ESPESOR, UNA PLATAFORMA ANTIDESLIZANTE CON BASTIDOR DE CAÑO ESTRUCTURAL 40X40X2 Y DESPLEGADO DE 9.5 KG/MT2 Y PORTA AUXILIO CON BULON Y MARIPOSA	USD 3.320,00 C/U	USD 43.160,00

1	CHASIS CON CABINA FRONTAL BAJA, CP19 CON DORMITORIO, MARCA SCANIA, COLOR BLANCO, MODELO P410 CA 8X4, OKM, CON MOTOR DIESEL SETS CILINDROS, TURBO INTERCOOLER DE 410 CV, INYECCION ELECTRÓNICA. CONTROL CRUISE, COMPRENSOR DE 2 CILINDROS, GESTION ELECTRONICA DE COMBUSTIBLE EMISIONES EURO III, FRENO DE MOTOR CONVENCIONAL, ALTERNADOR 28V / 90-100 AMP, ESCAPE Y SILENCIADOR VERTICAL DE ACERO INOXIDABLE, BATERIA LIBRE DE MANTENIMIENTO, CORTACORRIENTE LADO CONDUCTOR, TOMA DE AIRE ALTA, PARAGOLPES DE ACERO, GUARDABARROS DELANTEROS Y TRASEROS, DISTANCIA ENTRE EJES 5900, CAPACIDAD EJE DELANTERO 7-7.5 TON, SUSPENSION A BALLESTAS PARABOLICAS CON AMORTIGUACION, FRENOS DE TAMBOR CON COMPENSADOR DE DESGASTE AUTOMATICO, DIRECCION HIDRAULICA ABS, CAPACIDAD DE EJE TRASERO 21 TON, SUSPENSION NEUMATICA, DOOBLE DIFERENCIAL CON BLOC:WE° PARCIAL Y TOTAL Y CUBOS REDUCTORES, RELACION DE DIFERENCIAL 3.67, CONTROL DE TRACCION, CAJA DE CAMBIO DE 12 MARCHAS HACIA ADELANTE, CON OPTICRUISE, TOMA DE FUERZA EG661F, SECADOR DE AIRE, TANQUES CON VALVULA DE PURGUE, KIT DE CONEXIÓN A TRAILER DE 8 MTS, RODADO TOTAL RADIALES 295/80/22.5, LLANTAS DE ACERO DE 9.00X22.5”. TANQUE DE COMBUSTIBLE LADO IZQUIERDO 330C Y LADO DERECHO 440C, ESPEJO CONVEXO CIRCULAR PUERTA DERECHA, AIRBAG CONDUCTOR CON CINTURONES INERCIALES, AIRE ACONDICIONADO Y CALEFACCION, REDIO CD/MP3 CON COMANDO SATELITAL EN VOLANTE, VISERA PARASOL, ALARMA DE RETROCESO, SALIDA 12V, KIT BALIZAS TRIANGULARES Y GATO, BOCINA DE AIRE, FAROS ANTINIEBLA Y LARGO ALCANCE CON PROTECTOR, COMPUTADORA DE A BORDO, COLOR CABINA BLANCO Y ESPECIFICACIONES TECNICAS SEGÚN SOLICITUD.	USD 201.482,00	USD 201.482,00

1	COLOCACION COMPLETA DE EJE DE SUSPENSION NEUMATICA CON LLANTAS Y CUBIERTAS MARCA BOERO, COLOCADO ENTRE EJES	USD 13.750,00	USD 13.750,00

TOTAL			USD 2.722.090,00

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Anexa II

Términos v Condiciones

Orden de Compra NY-00001_14

●	Dentro de los 20 días de la presente Orden de Compra Viking Rock AS abonará la suma de USD160.000,00 (USD10.000,00 por unidad) en pesos a la cotización en el Mercado Libre de Cambios del Banco de la Nación Argentina para el Tipo Vendedor al cierre del día anterior al de pago.

●	Los camiones serán entregados dentro de los 60 días de la fecha de la presente Orden de Compra en Neuquén.

●	Los Valores indicados en el Anexo 1 no incluyen el IVA de 10.5%,

●	El saldo será pagado contra entrega de los camiones.

Nota: Feadar S.A. y Viking Rock. AS trabajarán en conjunto hasta el momenta de la entrega para intentar obtener una financiación a 12 meses con un 50% de pago al contado.

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